                                                                    EXHIBIT 21.1

                              SUBSIDIARIES LISTING

         Existing Subsidiaries of Premiere Technologies, Inc. ("PTEK")

                             Jurisdiction of      % Ownership by Premiere or
Subsidiary                    Organization            Another Subsidiary        Consolidated     Significant
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
Premiere                  Florida, US            100% owned by PTEK                  Yes             Yes
 Communications, Inc.
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Xpedite Systems, Inc.     Delaware, US           100% owned by PTEK                  Yes             Yes
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Xpedite Systems           Delaware, US           100% owned by Xpedite               Yes             Yes
 Worldwide, Inc.                                 Systems, Inc.
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Phonetech, Inc.           Delaware               100% owned by Xpedite               Yes             No
                                                 Systems, Inc.
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USComwave                 New York               100% owned by Xpedite               Yes             No
 Communications, Inc.                            Systems, Inc.
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Xpedite Systems           United Kingdom         100% owned by Xpedite               Yes             Yes
 Holdings (UK) Limited                           Systems Worldwide, Inc.
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Xpedite Systems Limited   United Kingdom         100% owned by Xpedite               Yes             Yes
                                                 Systems Holdings (UK)
                                                 Limited
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Voice-Tel Enterprises,    Delaware, US           100% owned by PTEK                  Yes             Yes
 Inc.
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VoiceCom Systems, Inc.    Washington, US         100% owned by PTEK                  Yes             Yes
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American                  Missouri, US           100% owned by PTEK                  Yes             Yes
 Teleconferencing
 Services, Ltd.
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Xpedite Systems Canada,   Canada, New Brunswick  100% owned by Xpedite               Yes              No
 Inc.                                            Systems Worldwide, Inc.
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Vitel Scandinavia A/S     Denmark                100% owned by Xpedite               Yes              No
                                                 Systems Worldwide, Inc.
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PT Transtelindo Tritamo   Indonesia              80% owned by Xpedite                Yes              No
                                                 Systems Worldwide, Inc.
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Xpedite Holdings GmbH     Germany                100% owned by Xpedite               Yes              No
                                                 Systems Worldwide, Inc.
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Xpedite Systems           Switzerland            99.9% owned by Xpedite              Yes              No
 Switzerland AG                                  Systems Worldwide, Inc.
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Xpedite International     Australia              72% owned by Xpedite                Yes              No
 Australia Pty Limited                           Systems Worldwide, Inc.
                                                 28% owned by Comwave AG
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Xpedite Systems Korea     South Korea            100% owned by Xpedite               Yes              No
 Ltd.                                            Systems Worldwide, Inc.
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
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
                             Jurisdiction of      % Ownership by Premiere or
Subsidiary                    Organization            Another Subsidiary        Consolidated     Significant
--------------------------------------------------------------------------------------------------------------
Xpedite International     New Zealand            100% owned by Xpedite               Yes              No
 New Zealand Pty Limited                         Systems Worldwide, Inc.
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Xpedite Systems Japan,    Japan                  100% owned by Xpedite               Yes              No
 Inc.                                            Systems Worldwide, Inc.
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Xpedite Taiwan Ltd.       Taiwan                 99.9% owned by Xpedite              Yes              No
                                                 Systems Worldwide, Inc.
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Comvave GmbH              Germany                100% owned by Comwave AG            Yes              No
                                                 but no shares outstanding
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Xpedite Systems SA        France                 18.8% owned by Xpedite              No               No
                                                 Systems Worldwide, Inc.
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Comwave UK Ltd.           United Kingdom         100% owned by Comwave AG            Yes              No
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Vitel Limited             United Kingdom         100% owned by Xpedite               Yes              No
                                                 Systems Holdings (UK)
                                                 Limited
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Xpedite International     Hong Kong              99.9% owned by Vitel                Yes              No
 (HK) Ltd.                                       Limited*
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Xpedite Malaysia Sdn Bhd  Malaysia               99.9% owned by Xpedite              Yes              No
                                                 International (HK) Ltd.*
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Xpedite Global            Singapore              50% owned by Xpedite                No               No
 Communications Pte.                             International (HK) Ltd.
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Xpedite Systems GmbH      Germany                41% owned by APA Expert             Yes              No
                                                 Beteiligungsgesellschaft
                                                 mbH; 59% owned by Xpedite
                                                 Systems Worldwide, Inc.
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Transmit International    United Kingdom         100% owned by Xpedite               Yes              No
 Limited                                         Systems Worldwide, Inc.
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Connaught Commercial      United Kingdom         100% owned by Xpedite               Yes              No
 Services Limited                                Systems Worldwide, Inc.
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Voice-Tel Canada Limited  Canada                 100% owned by PTEK                  Yes              No
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Voice-Tel Pty Ltd.        Australia, New         100% owned by Voice-Tel             Yes              No
                          Zealand                Enterprises, Inc.
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

                                      -2-
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
                             Jurisdiction of      % Ownership by Premiere or
Subsidiary                    Organization            Another Subsidiary        Consolidated     Significant
--------------------------------------------------------------------------------------------------------------
Voice Partners Company    Ohio, US               General Partnership               Yes              No
                                                 Premiere Communications,
                                                 Inc. and Voice-Tel
                                                 Enterprises, Inc.,
                                                 General Partners
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Voice-Tel Network         Delaware, US           PTEK and Voice-Tel                Yes              No
 Limited Partnership                             Enterprises, Inc. Limited
                                                 Partners
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Orchestrate.com, Inc.     Georgia, US            100% owned by PTEK                Yes              No
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PCI Acquisition Corp.     Georgia, US            100% owned by PTEK                No               No
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EBIS Communications,      Georgia, US            100% owned by PTEK                No               No
 Inc.
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Charp-Tel Enterprises,    Rhode Island, US       100% owned by PTEK                No               No
 Inc.
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

*  Shares not owned by local directors for statutory reasons.

                                      -3-